10.56.4
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FOURTH AMENDMENT TO 1985 OPTION AGREEMENT

This Agreement, made and entered into as of December 31, 1996, by and between Vermont Electric Power Company, Inc., a Vermont corporation ("VELCO"), Central Vermont Public Service Corporation, a Vermont Corporation, ("Central Vermont"), Green Mountain Power Corporation, a Vermont corporation ("Green Mountain"), and Citizens Utilities Company, a Delaware corporation ("Citizens"); Central Vermont, Green Mountain and Citizens being also referred to herein individually as "Company" and collectively as Companies."

WITNESS THAT:

WHEREAS, each of the Companies is an original stockholder of VELCO, and each contributed certain assets to VELCO at the time of its incorporation; and

WHEREAS, VELCO and the Companies were parties to a certain
Agreement, dated March 29, 1957 (the "Four Party
Agreement"), that included, among other things, purchase options relating to certain properties of VELCO that were subsequently more specifically described in an Agreement dated January 16, 1961, among said Companies and VELCO (the
"1961 Agreement"), which options were extended to December
27, 1985; and

WHEREAS, VELCO and the Companies are parties to a certain
Agreement, dated December 27, 1985 ("the 1985 Option
Agreement"), that extended the aforementioned purchase options to December 31, 1988; and

WHEREAS, VELCO and the Companies were also parties to certain amendments to the 1985 Option Agreement that extended the aforementioned purchase options to December 31, 1996; and

WHEREAS, the Companies desire to extend the aforesaid purchase options further on terms that are consistent with the terms and conditions of the Indenture of Mortgage, dated as of September 1, 1967, between VELCO and Bankers Trust
Company, as Trustee, as now or hereafter amended or supplemented:

NOW, THEREFORE, the parties to this Agreement hereby agree that the 1985 Option Agreement is amended as follows:

1. The third recital clause of said 1985 Option Agreement, as amended, is amended further by deleting therefrom the clause, "until a date no later than December 31, 1996,".

2. The first paragraph of SECTION 1 of said 1985 Option Agreement, as amended, is further amended by deleting therefrom the words, "December 31, 1996" and by substituting therefor the words, "the last date by which notice of intent to exercise such option must be given as provided herein".

3.  The first paragraph of SECTION 1 of said 1985 Option
Agreement, as amended, is further amended by inserting therein, immediately preceding the words, "the options of the other Companies shall expire 90 days thereafter", the words, ", not-withstanding any other provision herein,".

4. The second paragraph of SECTION 1 of said 1985 Option Agreement, as amended, is further amended by deleting therefrom the words, "October 1, 1996", and by substituting therefore the words, "October 1, 2001, provided that, if any party shall have given notice, pursuant to the provisions of
SECTION 7 that it does not wish to renew the Agreement, then on or before November 1 of the year in which the Agreement is to terminate".

5. SECTION 7 of said 1985 Option Agreement, as amended, is deleted, and the following is substituted in lieu thereof:

"SECTION 7. This Agreement shall continue in full force and effect until December 31, 1998, provided, that it shall be automatically renewed thereafter for three additional terms of one year each, unless, prior to October 1 of any year in which it would otherwise terminate, one of the parties to which the Agreement grants an option gives notice to all of the other such parties that it does not wish to renew the Agreement, in which case, the Agreement shall terminate on the December 31 next following the giving of such notice."

This Agreement may be executed in counterpart copies which shall be combined and treated as one original.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed on its behalf by a duly authorized officer.

                          CENTRAL VERMONT PUBLIC SERVICE
                          CORPORATION
Attest:                   By: /s/ Joseph M. Kraus
/s/ Mary C. Marzec        Its

                          CITIZENS UTILITIES COMPANY
Attest:                   By: /s/ John J. Lass
/s/ Kevin Perry           Its

                          GREEN MOUNTAIN POWER CORPORATION
Attest:                   By: /s/  Edward M. Norse
/s/ Bonnie O'Rourke       Its

                          VERMONT ELECTRIC POWER COMPANY,
                       INC.
Attest:                   By: /s/ Thomas Wies
/s/ Joyce A. Norris       Its Vice President